SUPPLEMENT DATED JANUARY 7, 2015
TO

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR NY, COLUMBIA ALL-STAR EXTRA NY, AND
COLUMBIA ALL-STAR FREEDOM NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT C

The Board of Trustees of the MFS® Investors Growth Stock Series has approved the proposed reorganization of the fund into the MFS Massachusetts Investors Growth Stock Portfolio. The MFS Massachusetts Investors Growth Stock Portfolio will be added as an investment option under your Contract immediately prior to the reorganization.

The reorganization is subject to approval by shareholders at a shareholder’s meeting expected to be held in March, 2015.

If shareholders approve the proposal, all of the assets and liabilities of the MFS® Investors Growth Stock Series will be transferred to the MFS Massachusetts Investors Growth Stock Portfolio and shareholders of the MFS® Investors Growth Stock Series will receive shares of the MFS Massachusetts Investors Growth Stock Portfolio in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

All Stars NY 1/2015